EXHIBIT 10

WAIVER AND FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS WAIVER AND FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”), dated as of June 30, 2003, is by and between EQUINOX BUSINESS CREDIT CORP., a New Jersey corporation (“Borrower”), and WELLS FARGO FOOTHILL, INC., a California corporation formerly known as Foothill Capital Corporation (“Lender”).

RECITALS:

A.            Borrower and Lender have entered into that certain Loan and Security Agreement dated as of December 19, 2001 (as amended, and as the same may hereafter be amended or otherwise modified, the “Loan Agreement”).

B.            Borrower has requested that Lender amend certain provisions of the Loan Agreement and waive certain Events of Default under the Loan Agreement as provided hereinbelow.

C.            Subject to satisfaction of the conditions set forth herein, Lender is willing to amend the Loan Agreement and provide the requested waiver of Events of Default as specifically provided herein.

NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

ARTICLE 1

Definitions

Section 1.1             Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Loan Agreement, as amended hereby.

ARTICLE 2

Waiver of Events of Default

Section 2.1             Waiver of Events of Default.

(a)           Interest Coverage Ratio Defaults.  Pursuant to Section 7.20(a)(i) of the Loan Agreement, Borrower was required to maintain a minimum Interest Coverage Ratio as of the months ending April 30, 2003 and May 31, 2003 (such month ends herein collectively, the “Interest Coverage Ratio Measurement Dates”) of not less than 1.10 to 1.00.  Borrower has advised Lender that as of the Insurance Coverage Ratio Measurement Dates, the Interest Coverage Ratio is less than the required ratio.  Borrower’s failure to maintain the Interest Coverage Ratio covenant for the Insurance Coverage Ratio Measurement Dates as required by the Loan Agreement, constitute Events of Default under Section 8.2 of the Loan Agreement (collectively, the “Existing Insurance Coverage Ratio Defaults”).  Borrower has requested that Lender waive the Existing Insurance Coverage Ratio Defaults.

(b)           Tangible Net Worth Defaults.  Pursuant to Section 7.20(a)(ii) of the Loan Agreement, Borrower was required to maintain a minimum Tangible Net Worth plus the amount of all Subordinated Debt as of the month and quarter ending June 30, 2003 (such month and quarter end herein, the “Tangible

Net Worth Measurement Date”) of not less than $3,900,000.  Borrower has advised Lender that as of the Tangible Net Worth Measurement Date, the Tangible Net Worth plus the amount of all Subordinated Debt was less than the required amount.  Borrower’s failure to maintain the Tangible Net Worth plus the amount of all Subordinated Debt covenant for the Tangible Net Worth Measurement Date as required by the Loan Agreement, constitutes an Event of Default under Section 8.2 of the Loan Agreement (collectively, the “Existing Tangible Net Worth Default”).  Borrower has requested that Lender waive the Existing Tangible Net Worth Default.

(c)           Waivers.  Effective as of the date of this Amendment, and subject to the conditions precedent and other terms of this Amendment, Lender hereby waives the Existing Interest Coverage Ratio Defaults and the Existing Tangible Net Worth Default.

ARTICLE 3

Amendments

Section 3.1             Amendment to Section 1.1.  The definition of “Borrowing Base” in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“Borrowing Base” means the amount equal to (a) eighty-five percent (85.0%) (or such percentage as determined by Lender from time to time in Lender’s Permitted Discretion) of the net amount advanced by Borrower on Eligible Notes Receivable, plus (b)(i) for the period from the Closing Date through and including June 30, 2003, eighty-five percent (85.0%) (or such percentage as determined by Lender from time to time in Lender’s Permitted Discretion), (ii) for the period from July 1, 2003 through and including July 31, 2003, eighty percent (80.0%) (or such percentage as determined by Lender from time to time in Lender’s Permitted Discretion), (iii) for the period from August 1, 2003 through and including August 31, 2003, seventy-five percent (75.0%) (or such percentage as determined by Lender from time to time in Lender’s Permitted Discretion), (iv) for the period from September 1, 2003 through and including September 30, 2003, seventy percent (70.0%) (or such percentage as determined by Lender from time to time in Lender’s Permitted Discretion), (v) for the period from October 1, 2003 through and including October 31, 2003, sixty-five percent (65.0%) (or such percentage as determined by Lender from time to time in Lender’s Permitted Discretion), and (vi) for the period from November 1, 2003 and thereafter, sixty percent (60.0%) (or such percentage as determined by Lender from time to time in Lender’s Permitted Discretion), in each case, of the net amount advanced by Borrower on Eligible Purchased Accounts, minus (c) the reserves established by Lender in accordance with Section 2.1(b), plus (d) during the period from February 3, 2003 through and including August 31, 2003, the lesser of $500,000 or five percent (5.0%) of the sum of the foregoing clause (a) plus clause (b) minus clause (c), provided that in the event that Borrower delivers to Lender, on or before August 31, 2003, a firm commitment (in form and substance satisfactory to Lender in its sole discretion) to raise sufficient cash either as a capital contribution in the form of common Capital Stock or a loan in the form of Subordinated Debt to meet the Tangible Net Worth requirement set forth in Section 7.20(a)(ii) as of the month and quarter ending September 30, 2003, which additional equity or Subordinated Debt shall be contributed or loaned to Borrower on or before September 30, 2003, then the period-end date in clause (d) above shall be extended from August 31, 2003 to September 30, 2003.

Section 3.2             Amendment to Section 6.19.  Section 6.19 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

6.19        Equity Contributions.  Borrower shall deliver to Lender, on or before September 30, 2003, evidence in form and substance satisfactory to Lender that, during the period beginning on July 1, 2003 and ending on or before September 30, 2003, Borrower has received sufficient cash either as a capital contribution in the form of common Capital Stock or a loan in the form of Subordinated Debt to meet the Tangible Net Worth covenant set forth in Section 7.20(a)(ii) as of September 30, 2003.

Section 3.3             Amendment to Section 7.20(a)(i).  Clause (a)(i) of Section 7.20 of the Loan Agreement is hereby amended as follows:

(i)            Minimum Interest Coverage Ratio.  Commencing on September 30, 2003 and continuing thereafter until the end of the twenty-seventh (27th) month following the Closing Date, an Interest Coverage Ratio as of the end of each month, quarter or year, as the case may be, of not less than 1.10 to 1.00; and commencing at the end of the twenty-seventh (27th) month following the Closing Date and continuing thereafter, an Interest Coverage Ratio as of the end of each month, quarter or year, as the case may be, of not less than 1.25 to 1.00;

Section 3.4             Amendment to Section 7.20(a)(ii).  Clause (a)(ii) of Section 7.20 of the Loan Agreement is hereby amended as follows:

(ii)           Tangible Net Worth.  Tangible Net Worth plus the amount of all Subordinated Debt of at least the amount set forth in the following table for the applicable period:

Applicable Period	Minimum Tangible Net Worth
Quarter and month ending March 31, 2003	$2,600,000
Month ending April 30, 2003	$2,600,000
Month ending May 31, 2003	$2,600,000
Quarter and month ending June 30, 2003	$3,900,000
Month ending July 31, 2003	$2,600,000
Month ending August 31, 2003	$2,600,000
Month and quarter ending September 30, 2003	$3,300,000
Each month, quarter, or year ending after September 30, 2003	$3,300,000

provided that Borrower shall deliver to Lender, on or before August 31, 2003, a firm commitment (in form and substance satisfactory to Lender in its sole discretion) to raise sufficient cash either as a capital contribution in the form of common Capital Stock or a loan in the form of Subordinated Debt to meet the Tangible Net Worth requirement set forth above as of the month and quarter ending September 30, 2003, which additional equity or Subordinated Debt shall be contributed or loaned to Borrower on or before September 30, 2003.

ARTICLE 4

Conditions

Section 4.1             Conditions Precedent.  The effectiveness of Article 2 and Article 3 of this Amendment is subject to the satisfaction of each of the following conditions precedent:

(a)           Lender shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to Lender:

(i)            Amendment Documents.  This Amendment and any other instrument, document, or certificate reasonably required by Lender to be executed or delivered by Borrower in connection with this Amendment, in each case duly executed (the “Amendment Documents”);

(ii)           Additional Information.  Lender shall have received such additional documents, instruments, and information as Lender may reasonably request to effect the transactions contemplated hereby;

(iii)          Receipt of Amendment Fee.  The amendment fee shall have been paid in accordance with Section 6.6 hereto;

(iv)          Expenses.  Borrower shall have paid to Lender all fees, costs, and expenses owed to and/or incurred by Lender in connection with the Loan Agreement or this Amendment.

(b)           The representations and warranties contained herein, in the Loan Agreement, and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof except for such representations and warranties limited by their terms to a specific date.

(c)           All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Lender; and

(d)           No Default or Event of Default shall be in existence after giving effect to this Amendment.

ARTICLE 5

Ratifications, Representations and Warranties

Section 5.1             Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  Borrower and Lender agree that the Loan Agreement as amended hereby and the other Loan

Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 5.2             Representations and Warranties.  Borrower hereby represents and warrants to Lender that, as of the date of and after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing, (b) the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date, and (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of Borrower.

ARTICLE 6

Miscellaneous

Section 6.1             Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document, including any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

Section 6.2             Reference to Loan Agreement.  Each of the Loan Documents, including the Loan Agreement, the Amendment Documents, and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement, whether direct or indirect, shall mean a reference to the Loan Agreement as amended hereby.

Section 6.3             Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.4             Applicable Law.  This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of California and the applicable laws of the United States of America.

Effect of Amendment.  The effect of the waivers contained in Section 2.1 of this Amendment is expressly limited as provided herein, and in order to induce Lender to agree to such waivers, Borrower agrees that such waiver shall not constitute or be deemed a waiver of any other Event of Default, now existing or hereafter arising, or a waiver of any rights or remedies arising as a result of any such other Event of Default.  No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition, or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty.  Borrower hereby (a) agrees that this Amendment shall not limit or diminish the obligations of Borrower under the Loan Documents, executed or joined in by Borrower and delivered to Lender, (b) reaffirms Borrower’s obligations under each of the Loan Documents, and (c) agrees that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed.  Without limiting the foregoing, notwithstanding Lender’s willingness to enter into this Amendment and any previous amendments to the Loan Agreement, Borrower expressly acknowledges and agrees that Lender has no obligation to further extend applicability of the provisions of clause (d) of the definition of “Borrowing Base.”  Unless agreed otherwise in writing by Lender in its discretion in accordance with the Loan Agreement, the applicability of clause (d) of the definition of “Borrowing Base” shall expire in accordance with its terms.

Section 6.5             Amendment Fee.  Borrower agrees to pay to Lender on the date hereof an amendment fee in the aggregate amount of $15,000 as additional consideration for Lender’s agreement to amend the Loan Agreement and waive the Existing Defaults.

Section 6.6             Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section 6.7             Counterparts.  This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

Section 6.8             Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.9             Consideration.  IN CONSIDERATION OF THIS AMENDMENT, BORROWER REPRESENTS AND WARRANTS THAT THERE ARE NO KNOWN CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND HEREBY WAIVES ANY AND ALL CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AGREEMENT AND RELEASES AND DISCHARGES LENDER, AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH BORROWER HAS OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

Section 6.10           Entire Agreement.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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Executed as of the date first written above.

BORROWER:

EQUINOX BUSINESS CREDIT CORP.

By:
Name:
Title:

LENDER:

WELLS FARGO FOOTHILL, INC., formerly known as Foothill Capital Corporation

By:
Name:
Title:

REAFFIRMATION OF GUARANTY AND STOCK PLEDGE AGREEMENT

The undersigned hereby (a) acknowledges the execution of, and consents to the terms and conditions of, that certain Waiver and Fourth Amendment to Loan and Security Agreement dated as of June 30, 2003, between Equinox Business Credit Corp. and Wells Fargo Foothill, Inc., formerly known as Foothill Capital Corporation (“Lender”) and reaffirms its obligations under (i) that certain Continuing Guaranty (the “Guaranty”) dated as of December 19, 2001, and (ii) that certain Stock Pledge Agreement (the “Pledge Agreement”) dated as of December 19, 2001, each made by the undersigned in favor of Lender, and (b) acknowledges and agrees that the Guaranty and the Pledge Agreement remain in full force and effect, free of any defense, offset or counterclaim, and the Guaranty and the Pledge Agreement are hereby ratified and confirmed.

GUARANTOR:

EQUIFIN, INC.

By:
Name:
Title:

REAFFIRMATION OF VALIDITY GUARANTIES

Each of the undersigned hereby (a) acknowledges the execution of, and consents to the terms and conditions of, that certain Waiver and Fourth Amendment to Loan and Security Agreement dated as of June 30, 2003, between Equinox Business Credit Corp. and Wells Fargo Foothill, Inc., formerly known as Foothill Capital Corporation (“Lender”) and reaffirms its obligations under that certain Validity Agreement (the “Validity Guaranty”) dated as of December 19, 2001, made by it in favor of Lender, and (b) acknowledges and agrees that the Validity Guaranty remains in full force and effect, free of any defense, offset or counterclaim, and the Validity Guaranty is hereby ratified and confirmed.

VALIDITY GUARANTORS:

WALTER M. CRAIG, JR.

ALLEN H. VOGEL